UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2010

Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19989	72-1211572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

98 San Jacinto Blvd., Suite 220
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 31, 2010, Stratus Properties Inc. (the Company) filed a current report on Form 8-K (the Original Form 8-K) pursuant to which the Company inadvertently filed a press release regarding its results of operations for the quarter ended December 31, 2009 pursuant to Item 8.01 rather than furnishing such information pursuant to Item 2.02. The Company hereby amends the Original Form 8-K to clarify that the information disclosed in the Original Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Stratus Properties Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.02  Results of Operations and Financial Condition.

Stratus Properties Inc. issued a press release dated March 31, 2010, announcing its fourth-quarter and year ended December 31, 2009 results and updating its W Austin Hotel & Residences development activities (see Exhibit 99.1).

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
----------------------------------------
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)
Date:  August 12, 2010

Stratus Properties Inc.
Exhibit Index

Exhibit
Number

99.1
Press release dated March 31, 2010, titled “Stratus Properties Inc. Reports Fourth-Quarter and Year Ended December 31, 2009 Results and Updates W Austin Hotel & Residences Development Activities” (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 31, 2010).